Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated January 21, 2010 (including amendments thereto) with respect to the Common Stock of Denny’s Corporation.  This Joint Filing Agreement shall be filed as an Exhibit to such Statement.  The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such Statement, and for the completeness and accuracy of the information concerning him or it contained in such Statement and any amendments thereto, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: January 21, 2010	OAK STREET CAPITAL MASTER FUND, LTD.

	By:	Oak Street Capital Management, LLC Investment Manager

	By:	/s/ David Makula
David Makula Managing Member

OAK STREET CAPITAL MANAGEMENT, LLC

By:	/s/ David Makula
David Makula Managing Member

/s/ David Makula
DAVID MAKULA

/s/ Patrick Walsh
PATRICK WALSH

SOUNDPOST CAPITAL, LP

By:	Soundpost Advisors, LLC General Partner

By:	/s/ Jaime Lester
Jaime Lester Managing Member

SOUNDPOST CAPITAL OFFSHORE, LTD.

By:	Soundpost Partners, LP Investment Manager

By:	Soundpost Investments, LLC General Partner

By:	/s/ Jaime Lester
Jaime Lester Managing Member

SOUNDPOST ADVISORS, LLC

By:	/s/ Jaime Lester
Jaime Lester Managing Member

SOUNDPOST PARTNERS, LP

By:	Soundpost Investments, LLC General Partner

By:	/s/ Jaime Lester
Jaime Lester Managing Member

SOUNDPOST INVESTMENTS, LLC

By:	/s/ Jaime Lester
Jaime Lester Managing Member

/s/ Jaime Lester
JAIME LESTER

LYRICAL OPPORTUNITY PARTNERS II, L.P.

By:	Lyrical Opportunity Partners II GP, L.P. General Partner

By:	Lyrical Corp III, LLC General Partner

By:	/s/ Jeffrey Keswin
Jeffrey Keswin Managing Member

LYRICAL OPPORTUNITY PARTNERS II, LTD.

By:	Lyrical Partners, L.P. Investment Manager

By:	Lyrical Corp I, LLC General Partner

By:	/s/ Jeffrey Keswin
Jeffrey Keswin Managing Member

LYRICAL OPPORTUNITY PARTNERS II GP, L.P.

By:	Lyrical Corp III, LLC General Partner

By:	/s/ Jeffrey Keswin
Jeffrey Keswin Managing Member

LYRICAL CORP III, LLC

By:	/s/ Jeffrey Keswin
Jeffrey Keswin Managing Member

LYRICAL PARTNERS, L.P.

By:	Lyrical Corp I, LLC General Partner

By:	/s/ Jeffrey Keswin
Jeffrey Keswin Managing Member

LYRICAL CORP I, LLC

By:	/s/ Jeffrey Keswin
Jeffrey Keswin Managing Member

/s/ Jeffrey Keswin
JEFFREY KESWIN